Exhibit 99.2

ASPEN INSURANCE HOLDINGS LIMITED
EARNINGS RELEASE SUPPLEMENT
AS OF JUNE 30, 2007

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the ‘‘Company’’ or ‘‘Aspen’’) with the United States Securities and Exchange Commission.

BASIS OF PREPARATION

Definitions and presentation:    All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2006. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company’s results, management has included and discussed certain ‘‘non-GAAP financial measures’’, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure):    Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 22 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (‘‘Operating ROAE’’) (a non-GAAP financial measure):    Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods. The Company presents Operating ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 22 for a reconciliation of operating income to net income and page 15 for a reconciliation of average equity.

Diluted book value per ordinary share (a non-GAAP financial measure):    The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 22 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures):    The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from US statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

INCOME STATEMENTS

The following table summarizes the Company’s financial performance for the three and six months ended June 30, 2007 compared to the three and six months ended June 30, 2006

(in US$ millions)	Three Months Ended June 30, 2007	Three Months Ended June 30, 2006	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
UNDERWRITING REVENUES
Gross written premiums	503.5	522.4	1,140.0	1,201.1
Premiums ceded	(85.0)	(22.3)	(166.4)	(249.1)
Net written premiums	418.5	500.1	973.6	952.0
Change in unearned premiums	32.7	(71.1)	(83.4)	(120.4)
Net earned premiums	451.2	429.0	890.2	831.6
UNDERWRITING EXPENSES
Losses and loss expenses	(272.7)	(223.8)	(498.2)	(456.2)
Acquisition expenses	(81.7)	(83.2)	(159.4)	(176.5)
General and administrative expenses	(44.4)	(43.0)	(89.7)	(81.2)
Total underwriting expenses	(398.8)	(350.0)	(747.3)	(713.9)
Underwriting income	52.4	79.0	142.9	117.7
OTHER OPERATING REVENUE
Net investment income	78.8	49.9	146.3	94.4
Interest expense	(4.4)	(4.0)	(8.6)	(7.9)
Total other operating revenue	74.4	45.9	137.7	86.5
Other income (expense)	1.9	(0.6)	(5.4)	(2.5)
OPERATING INCOME BEFORE TAX	128.7	124.3	275.2	201.7
OTHER
Net realized exchange gains	8.0	6.6	13.5	7.9
Net realized investment losses	(5.6)	(3.7)	(10.4)	(5.1)
INCOME BEFORE TAX	131.1	127.2	278.3	204.5
Income taxes expense	(16.4)	(25.4)	(41.7)	(40.9)
NET INCOME AFTER TAX	114.7	101.8	236.6	163.6
Dividends paid on ordinary shares	(13.2)	(14.3)	(26.4)	(28.6)
Dividend paid on preference shares	(7.0)	(3.2)	(13.9)	(7.1)
Retained income	94.5	84.3	196.3	127.9
Components of net income (after tax)
Operating income	110.8	98.3	231.4	160.0
Net realized exchange gains (after tax)	8.0	6.6	13.5	7.9
Net realized investment losses (after tax)	(4.1)	(3.1)	(8.3)	(4.3)
NET INCOME AFTER TAX	114.7	101.8	236.6	163.6

CONSOLIDATED BALANCE SHEETS

(in US$ millions)	As at June 30, 2007	As at December 31, 2006
ASSETS
Investments
Fixed maturities	4,083.9	3,828.7
Other investments	481.6	156.9
Short-term investments	492.1	695.5
Total investments	5,057.6	4,681.1
Cash and cash equivalents	397.9	495.0
Reinsurance recoverables
Unpaid losses	324.4	468.3
Ceded unearned premiums	130.2	29.8
Receivables
Underwriting premiums	904.0	688.1
Other	48.8	62.2
Deferred policy acquisition costs	166.3	141.4
Derivatives at fair value	27.2	33.8
Office properties and equipment	24.9	24.6
Other assets	13.3	7.6
Intangible assets	8.2	8.2
Total assets	7,102.8	6,640.1
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	2,854.5	2,820.0
Unearned premiums	1,028.8	841.3
Total insurance reserves	3,883.3	3,661.3
Payables
Reinsurance premiums	132.2	62.4
Taxation	90.2	61.8
Accrued expenses and other payables	134.3	186.2
Liabilities under derivative contracts	22.4	29.7
Total payables	379.1	340.1
Long-term debt	249.4	249.4
Total liabilities	4,511.8	4,250.8
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1
Preference shares	—	—
Additional paid-in capital	1,933.8	1,921.7
Retained earnings	646.8	450.5
Accumulated other comprehensive income, net of taxes	10.3	17.0
Total shareholders’ equity	2,591.0	2,389.3
Total liabilities and shareholders’ equity	7,102.8	6,640.1

PER SHARE DATA

(in US$ except for number of shares)	Three Months Ended June 30, 2007	Three Months Ended June 30, 2006	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
Basic earnings per ordinary share
Net income adjusted for preference share dividend	1.22	1.04	2.53	1.64
Operating income adjusted for preference dividend	1.18	1.00	2.47	1.61
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	1.19	1.01	2.46	1.61
Operating income adjusted for preference dividend	1.14	0.98	2.40	1.57
Weighted average ordinary shares outstanding	88,204,654	95,250,409	88,013,841	95,246,684
Weighted average ordinary shares outstanding and dilutive potential ordinary shares	90,826,560	97,332,916	90,633,531	97,243,409
Book value per ordinary share			24.44	20.19
Diluted book value (treasury stock method)			23.63	19.76
Ordinary shares outstanding at end of the period			88,544,590	95,250,451
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period			91,553,439	97,334,195

See pages 15, 21 and 22 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

FINANCIAL RATIOS

	Three Months Ended June 30, 2007	Three Months Ended June 30, 2006	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
(in US$ millions except for percentage figures)
Average equity	2,109	1,921	2,057	2,001
Return on average equity
Net income adjusted for preference share dividend	5.1%	5.1%	10.8%	7.8%
Operating income adjusted for preference share dividend	4.9%	4.9%	10.6%	7.6%
Annualized Return on Average Equity (1)
Net income	20.4%	20.4%	21.7%	15.6%
Operating income	19.7%	19.6%	21.1%	15.2%
Loss ratio	60.5%	52.2%	55.9%	54.8%
Policy acquisition expense ratio	18.1%	19.4%	17.9%	21.2%
Operating and administration expense ratio	9.8%	10.0%	10.1%	9.8%
Expense ratio	27.9%	29.4%	28.0%	31.0%
Combined ratio	88.4%	81.6%	83.9%	85.8%
Debt to total capital	8.8%	10.4%	8.8%	10.4%

See pages 15, 21 and 22 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

Average equity excludes the average after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains or losses.

(1) Annualized return on average equity for the quarter is calculated as four times the return on average equity for the quarter; and for the period to date calculated as twice the return on average equity for the six months to date.

UNDERWRITING RESULTS BY OPERATING SEGMENT

The following tables summarize gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, reserves and combined ratios for each of our four business segments for the three and six months ended June 30, 2007 and 2006.

	Three Months Ended June 30, 2007					Three Months Ended June 30, 2006
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross written premiums	184.8	79.4	155.4	83.9	503.5	195.5	63.8	168.0	95.1	522.4
Net written premiums	110.1	78.1	152.1	78.2	418.5	191.5	57.5	169.6	81.5	500.1
Gross earned premiums	147.1	127.8	128.4	78.8	482.1	182.4	112.6	116.6	96.7	508.3
Net earned premiums	141.1	125.7	118.5	65.9	451.2	142.8	107.9	101.0	77.3	429.0
Losses and loss expenses	(62.6)	(91.7)	(76.7)	(41.7)	(272.7)	(47.5)	(40.9)	(84.1)	(51.3)	(223.8)
Policy acquisition expenses	(30.8)	(17.2)	(23.4)	(10.3)	(81.7)	(36.8)	(17.3)	(18.7)	(10.4)	(83.2)
Operating and administration expenses	(15.5)	(10.2)	(9.9)	(8.8)	(44.4)	(12.4)	(10.5)	(9.8)	(10.3)	(43.0)
Underwriting profit (loss)	32.2	6.6	8.5	5.1	52.4	46.1	39.2	(11.6)	5.3	79.0
Net reserves for loss and loss adjustment expenses	550.7	1,107.1	381.8	490.5	2,530.1	383.4	805.9	291.0	364.6	1,844.9
Ratios
Loss ratio	44.4%	72.9%	64.7%	63.3%	60.5%	33.3%	37.9%	83.2%	66.3%	52.2%
Policy acquisition expense ratio	21.8%	13.7%	19.7%	15.6%	18.1%	25.7%	16.1%	18.5%	13.5%	19.4%
Operating and administration expense ratio	11.0%	8.1%	8.4%	13.4%	9.8%	8.7%	9.7%	9.7%	13.3%	10.0%
Expense ratio	32.8%	21.8%	28.1%	29.0%	27.9%	34.4%	25.8%	28.2%	26.8%	29.4%
Combined ratio	77.2%	94.7%	92.8%	92.3%	88.4%	67.7%	63.7%	111.4%	93.1%	81.6%

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Six Months Ended June 30, 2007					Six Months Ended June 30, 2006
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross written premiums	371.8	302.7	311.3	154.2	1,140.0	358.4	339.2	322.2	181.3	1,201.1
Net written premiums	286.4	294.7	279.4	113.1	973.6	227.7	323.1	275.2	126.0	952.0
Gross earned premiums	304.5	238.8	250.1	162.7	956.1	336.6	244.6	229.5	191.1	1,001.8
Net earned premiums	291.4	232.1	229.3	137.4	890.2	250.0	236.5	196.8	148.3	831.6
Losses and loss expenses	(127.8)	(152.5)	(136.3)	(81.6)	(498.2)	(95.2)	(128.3)	(128.6)	(104.1)	(456.2)
Policy acquisition expenses	(57.9)	(36.5)	(43.8)	(21.2)	(159.4)	(72.0)	(43.2)	(39.1)	(22.2)	(176.5)
Operating and administration expenses	(30.0)	(20.1)	(20.3)	(19.3)	(89.7)	(26.6)	(20.6)	(17.8)	(16.2)	(81.2)
Underwriting profit	75.7	23.0	28.9	15.3	142.9	56.2	44.4	11.3	5.8	117.7
Net reserves for loss and loss adjustment expenses	550.7	1,107.1	381.8	490.5	2,530.1	383.4	805.9	291.0	364.6	1,844.9
Ratios
Loss ratio	43.8%	65.7%	59.4%	59.4%	55.9%	38.1%	54.2%	65.3%	70.2%	54.8%
Policy acquisition expense ratio	19.9%	15.7%	19.1%	15.4%	17.9%	28.8%	18.3%	19.9%	15.0%	21.2%
Operating and administration expense ratio	10.3%	8.7%	8.9%	14.1%	10.1%	10.6%	8.7%	9.0%	10.9%	9.8%
Expense ratio	30.2%	24.4%	28.0%	29.5%	28.0%	39.4%	27.0%	28.9%	25.9%	31.0%
Combined ratio	74.0%	90.1%	87.4%	88.9%	83.9%	77.5%	81.2%	94.2%	96.1%	85.8%

SPECIALTY INSURANCE AND REINSURANCE

	Three Months Ended June 30, 2007			Three Months Ended June 30, 2006
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross written premiums	130.1	25.3	155.4	135.1	32.9	168.0
Net written premiums	126.7	25.4	152.1	132.2	37.4	169.6
Gross earned premiums	101.1	27.3	128.4	90.3	26.3	116.6
Net earned premiums	91.2	27.3	118.5	74.2	26.8	101.0
Losses and loss expenses	(68.0)	(8.7)	(76.7)	(70.5)	(13.6)	(84.1)
Policy acquisition expenses	(19.1)	(4.3)	(23.4)	(13.7)	(5.0)	(18.7)
Operating and administration expenses	(7.4)	(2.5)	(9.9)	(8.0)	(1.8)	(9.8)
Underwriting profit (loss)	(3.3)	11.8	8.5	(18.0)	6.4	(11.6)
Ratios
Loss ratio	74.6%	31.9%	64.7%	95.0%	50.8%	83.2%
Policy acquisition expense ratio	20.9%	15.8%	19.7%	18.5%	18.6%	18.5%
Operating and administration expense ratio	8.1%	9.1%	8.4%	10.8%	6.6%	9.7%
Expense ratio	29.0%	24.9%	28.1%	29.3%	25.2%	28.2%
Combined ratio	103.6%	56.8%	92.8%	124.3%	76.0%	111.4%

SPECIALTY INSURANCE AND REINSURANCE

	Six Months Ended June 30, 2007			Six Months Ended June 30, 2006
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross written premiums	240.0	71.3	311.3	247.1	75.1	322.2
Net written premiums	208.6	70.8	279.4	202.0	73.2	275.2
Gross earned premiums	196.9	53.2	250.1	180.1	49.4	229.5
Net earned premiums	176.4	52.9	229.3	148.6	48.2	196.8
Losses and loss expenses	(118.1)	(18.2)	(136.3)	(109.5)	(19.1)	(128.6)
Policy acquisition expenses	(34.7)	(9.1)	(43.8)	(30.4)	(8.7)	(39.1)
Operating and administration expenses	(15.9)	(4.4)	(20.3)	(13.6)	(4.2)	(17.8)
Underwriting profit (loss)	7.7	21.2	28.9	(4.9)	16.2	11.3
Ratios
Loss ratio	66.9%	34.4%	59.4%	73.7%	39.6%	65.3%
Policy acquisition expense ratio	19.7%	17.2%	19.1%	20.4%	18.0%	19.9%
Operating and administration expense ratio	9.0%	8.3%	8.9%	9.2%	8.7%	9.0%
Expense ratio	28.7%	25.5%	28.0%	29.6%	26.7%	28.9%
Combined ratio	95.6%	59.9%	87.4%	103.3%	66.3%	94.2%

PROPERTY AND CASUALTY INSURANCE

	Three Months Ended June 30, 2007			Three Months Ended June 30, 2006
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross written premiums	38.3	45.6	83.9	45.2	49.9	95.1
Net written premiums	35.0	43.2	78.2	35.1	46.4	81.5
Gross earned premiums	31.2	47.6	78.8	36.6	60.1	96.7
Net earned premiums	21.8	44.1	65.9	24.6	52.7	77.3
Losses and loss expenses	(18.7)	(23.0)	(41.7)	(15.8)	(35.5)	(51.3)
Policy acquisition expenses	(4.5)	(5.8)	(10.3)	(4.3)	(6.1)	(10.4)
Operating and administration expenses	(5.1)	(3.7)	(8.8)	(4.2)	(6.1)	(10.3)
Underwriting profit (loss)	(6.5)	11.6	5.1	0.3	5.0	5.3
Ratios
Loss ratio	85.8%	52.2%	63.3%	64.2%	67.4%	66.3%
Policy acquisition expense ratio	20.6%	13.1%	15.6%	17.5%	11.6%	13.5%
Operating and administration expense ratio	23.4%	8.4%	13.4%	17.1%	11.5%	13.3%
Expense ratio	44.0%	21.5%	29.0%	34.6%	23.1%	26.8%
Combined ratio	129.8%	73.7%	92.3%	98.8%	90.5%	93.1%

PROPERTY AND CASUALTY INSURANCE

	Six Months Ended June 30, 2007			Six Months Ended June 30, 2006
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross written premiums	63.3	90.9	154.2	73.8	107.5	181.3
Net written premiums	30.7	82.4	113.1	30.0	96.0	126.0
Gross earned premiums	63.0	99.7	162.7	72.0	119.1	191.1
Net earned premiums	45.6	91.8	137.4	43.7	104.6	148.3
Losses and loss expenses	(32.2)	(49.4)	(81.6)	(39.3)	(64.8)	(104.1)
Policy acquisition expenses	(9.2)	(12.0)	(21.2)	(8.6)	(13.6)	(22.2)
Operating and administration expenses	(9.1)	(10.2)	(19.3)	(6.3)	(9.9)	(16.2)
Underwriting profit (loss)	(4.9)	20.2	15.3	(10.5)	16.3	5.8
Ratios
Loss ratio	70.6%	53.8%	59.4%	89.9%	61.9%	70.2%
Policy acquisition expense ratio	20.2%	13.1%	15.4%	19.7%	13.0%	15.0%
Operating and administration expense ratio	19.9%	11.1%	14.1%	14.4%	9.5%	10.9%
Expense ratio	40.1%	24.2%	29.5%	34.1%	22.5%	25.9%
Combined ratio	110.7%	78.0%	88.9%	124.0%	84.4%	96.1%

CONSOLIDATED CHANGE IN SHAREHOLDERS’ EQUITY

(in US$ millions)	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
Ordinary shares
Beginning of period	0.1	0.1
End of period	0.1	0.1
Preference shares
Beginning of period	—	—
End of period	—	—
Additional paid-in capital
Beginning of period	1,921.7	1,887.0
New shares issued	7.1	—
Shares repurchased	(0.1)	—
New preference shares issued	—	29.2
New preference shares issue costs	—	(0.1)
Share-based compensation	5.1	4.7
End of period	1,933.8	1,920.8
Retained earnings
Beginning of period	450.5	144.2
Net income for the period	236.6	163.6
Dividends paid on ordinary and preference shares	(40.3)	(35.7)
End of period	646.8	272.1
Accumulated Other Comprehensive Income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	59.1	42.8
Change for the period	26.7	9.2
End of period	85.8	52.0
Loss on derivatives
Beginning of period	(1.8)	(2.0)
Reclassification to interest payable	0.1	0.1
End of period	(1.7)	(1.9)
Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	(40.3)	(32.3)
Change for the period	(36.5)	(57.7)
Reclassification to net realized gains	3.0	1.3
End of period	(73.8)	(88.7)
Total accumulated other comprehensive income	10.3	(38.6)
Total shareholders’ equity	2,591.0	2,154.4

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(in US$ millions)	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
Net income	236.6	163.6
Other comprehensive income, net of taxes:
Reclassification adjustment for net realized gains included in net income	3.0	1.3
Change in unrealized losses on investments	(36.5)	(57.7)
Loss on derivatives reclassified to interest expense	0.1	0.1
Change in unrealized gains on foreign currency translation	26.7	9.2
Other comprehensive loss	(6.7)	(47.1)
Comprehensive income	229.9	116.5

SUMMARIZED CASH FLOWS

(in US$ millions)	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
Net cash from operating activities	319.5	148.5
Net cash used in investing activities	(381.7)	(544.4)
Net cash used in financing activities	(33.2)	(6.5)
Effect of exchange rate movements on cash and cash equivalents	(1.7)	7.2
Decrease in cash and cash equivalents	(97.1)	(395.2)
Cash at beginning of the period	495.0	748.3
Cash at end of the period	397.9	353.1

SUPPLEMENTAL FINANCIAL INFORMATION

Return on Average Equity Analysis

The following table presents the return on average equity for the three and six months ended June 30, 2007 and 2006:

(in US$ millions except for percentages)	Three Months Ended June 30, 2007	Three Months Ended June 30, 2006	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
Closing shareholders’ equity	2,591	2,154	2,591	2,154
Average adjustment	(482)	(233)	(534)	(153)
Average equity (1)	2,109	1,921	2,057	2,001
Return on average equity from underwriting activity (2)	2.5%	4.1%	6.9%	5.9%
Return on average equity from investment and other activity (3)	3.3%	2.2%	5.8%	3.8%
Pre-tax operating income return on average equity, for period	5.8%	6.3%	12.7%	9.7%
Post-tax return on average equity (4)	4.9%	4.9%	10.6%	7.6%
Ratios
Combined ratio	88.4%	81.6%	83.9%	85.8%

See page 22 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

1) Average equity is calculated by taking the simple average at latest quarter end and the previous quarter end of the closing shareholders’ equity excluding (i) preference shares, (ii) after tax unrealized appreciation or depreciation on investments and (iii) the average after tax unrealized foreign exchange gains and losses.

2) Calculated by using underwriting income.

3) Calculated by using total other operating revenue and other expense adjusted for preference share dividend.

4) Calculated by using operating income after tax adjusted for preference share dividend.

INVESTMENT PORTFOLIO

(in US$ millions)	As at June 30, 2007
Fixed maturities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government and agencies	1,398.2	0.9	(32.6)	1,366.5
Corporate securities	1,274.8	0.3	(27.0)	1,248.1
Foreign government	437.4	—	(13.6)	423.8
Municipals	4.0	—	(0.2)	3.8
Asset-backed securities	233.2	—	(2.0)	231.2
Mortgage-backed securities	827.2	0.4	(17.1)	810.5
Total fixed maturities	4,174.8	1.6	(92.5)	4,083.9
Other investments	481.6	—	—	481.6
Short-term investments	492.6	0.2	(0.7)	492.1
Total investments	5,149.0	1.8	(93.2)	5,057.6

RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table represents a reconciliation of beginning and ending consolidated loss and loss expense reserves:

(in US$ millions)	Six Months Ended June 30, 2007	Twelve Months Ended December 31, 2006
Provision for losses and loss expenses at start of period	2,820.0	3,041.6
Less reinsurance recoverable	(468.3)	(1,192.7)
Net loss and loss expenses at start of period	2,351.7	1,848.9
Loss reserve portfolio transfer	11.0	0.7
Provision for losses and loss expenses for claims incurred
Current period	542.6	941.2
Prior period release	(44.4)	(51.3)
Total incurred	498.2	889.9
Losses and loss expense payments for claims incurred	(359.8)	(469.7)
Foreign exchange losses	29.0	81.9
Net loss and loss expense reserves at end of period	2,530.1	2,351.7
Plus reinsurance recoverables on unpaid losses at end of period	324.4	468.3
Gross loss and loss expense reserves at end of period	2,854.5	2,820.0

RESERVES BY BUSINESS SEGMENT

The following table presents our reserves as at June 30, 2007 and December 31, 2006:

(in US$ millions)	As at June 30, 2007			As at December 31, 2006
	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property reinsurance	607.2	(56.5)	550.7	709.2	(159.7)	549.5
Casualty reinsurance	1,120.7	(13.6)	1,107.1	970.9	(9.1)	961.8
Specialty insurance and reinsurance	572.3	(190.5)	381.8	570.1	(216.3)	353.8
Property and casualty insurance	554.3	(63.8)	490.5	569.8	(83.2)	486.6
Total losses and loss expense reserves	2,854.5	(324.4)	2,530.1	2,820.0	(468.3)	2,351.7

MOVEMENT IN RESERVES FOR PRIOR YEARS

The following table presents the movement in reserves for prior years for the three and six months ended June 30, 2007 and 2006:

(in US$ millions)	Three Months Ended June 30, 2007	Three Months Ended June 30, 2006	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
Property reinsurance	(1.3)	(10.2)	(11.5)	(18.7)
Casualty reinsurance	(4.6)	39.4	17.4	47.0
Specialty insurance and reinsurance	6.6	(7.5)	11.1	1.2
Property and casualty insurance	17.4	6.5	27.4	16.2
Release in reserves for prior years during the period	18.1	28.2	44.4	45.7

REINSURER SECURITY RATING

     The following tables show our reinsurance recoverables and our reinsurers’ ratings as at June 30, 2007:

(in US$ millions except for percentages)	As at June 30, 2007
S&P
AAA	39.3	12.1%
AA+	1.8	0.6%
AA	20.0	6.2%
AA−	66.9	20.6%
A+	120.8	37.2%
A	3.3	1.0%
A−	38.2	11.8%
Fully collateralised	3.8	1.2%
Not rated	30.3	9.3%
	324.4	100.0%
A.M. Best
A++	39.3	12.1%
A+	42.2	13.0%
A	180.4	55.5%
A−	38.2	11.8%
B++	20.0	6.2%
Fully collateralised	3.8	1.2%
Not rated	0.5	0.2%
	324.4	100.0%

DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

(shares in millions)	Three Months Ended June 30, 2007	Three Months Ended June 30, 2006	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
Basic weighted average ordinary shares outstanding	88.205	95.250	88.014	95.247
Add: weighted average of employee options	1.578	1.157	1.535	1.156
Add: weighted average of performance shares	0.598	0.343	0.471	0.259
Add: weighted average of restricted share units	0.245	0.102	0.227	0.101
Add: weighted average of options issued to Wellington Investment Holding (Jersey) Limited	—	0.351	0.204	0.351
Add: weighted average of options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.201	0.130	0.183	0.129
Diluted weighted average ordinary shares outstanding	90.827	97.333	90.634	97.243

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to repurchase the Company’s ordinary shares at the average market price during the period of calculation.

OPERATING INCOME RECONCILIATION

The reconciliation of operating income to net income is set out in the following table for the three and six months ended June 30, 2007 and 2006:

(in US$ millions except where stated)	Three Months Ended June 30, 2007	Three Months Ended June 30, 2006	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
Net income adjusted for preference share dividend	107.7	98.6	222.7	156.5
Add (deduct) after tax income:
Net exchange gains	(8.0)	(6.6)	(13.5)	(7.9)
Net realized losses on investments	4.1	3.1	8.3	4.3
Operating income adjusted for preference share dividend	103.8	95.1	217.5	152.9
Tax on operating income	(17.9)	(26.0)	(43.8)	(41.7)
Operating income before tax adjusted for preference share dividend	121.7	121.1	261.3	194.6
Weighted average ordinary shares outstanding (millions)
Basic	88.20	95.25	88.01	95.25
Diluted	90.83	97.33	90.63	97.24
Basic per ordinary share data	$	$	$	$
Net income adjusted for preference share dividend	1.22	1.04	2.53	1.64
Add (deduct) after tax income
Net exchange gains	(0.09)	(0.07)	(0.15)	(0.08)
Net realized losses on investments	0.05	0.03	0.09	0.05
Operating income adjusted for preference shares dividend	1.18	1.00	2.47	1.61
Diluted per ordinary share data
Net income adjusted for preference share dividend	1.19	1.01	2.46	1.61
Add (deduct) after tax income
Net exchange gains	(0.10)	(0.06)	(0.15)	(0.08)
Net realized losses on investments	0.05	0.03	0.09	0.04
Operating income adjusted for preference share dividend	1.14	0.98	2.40	1.57
Book value per ordinary share
Net assets (excluding intangible assets and preference shares)			2,163.6	1,923.3
Number of ordinary shares in issue at the end of the period			88,544,590	95,250,451
Diluted number of ordinary shares in issue at the end of the period			91,553,439	97,334,195
			$	$
Book value per ordinary share			24.44	20.19
Diluted book value per ordinary share			23.63	19.76